Ovid Therapeutics Corporate Overview May 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 1 January 2021 May 2021 Exhibit 99.1

Disclaimers and Forward-Looking Statements ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “believe,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include statements regarding the progress, timing, development of the Company’s product candidates and pipeline programs; scope of clinical trials and the reporting of clinical data; the potential clinical benefit of the Company’s product candidates and pipeline programs; regulatory development; the success of any licensing or partnering opportunities; the potential commercialization of product candidates and pipeline programs; the potential value of the 2021 royalty, license and termination agreement with Takeda; the success of Takeda’s trials in soticlestat and the potential commercialization of soticlestat and the Company’s expectations regarding its operating expenses, and use of its cash, cash equivalents and short-term investments to the development the Company’s pipeline and pursue business development opportunities. Each of these forward-looking statements involves risks and uncertainties.  These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative, and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available; Takeda’s ability to successfully complete clinical development of, obtain regulatory approval for and, if approved successfully commercialize Soticlestat; and uncertainties in the development and regulatory approval. process. Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Such risks may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. 2 January 2021 May 2021

©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 3 boldvision To build a unique company in rare disorders of the CNS Innovation Patients Execution Clear Vision Enabled by a Strong Foundation May 2021 The Right Team, Experience and Track-Record + Adequate Capital Focused on

Phase 3 Planned Initiation Mid-2021 Phase 3 Planned Initiation Mid-2021 Anticipate filing three INDs in three years, beginning 1H 2022 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 4 January 2021 May 2021 Pipeline Focused on Advancing Treatment of Rare Diseases

5 May 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED Transformative $856M+ Agreement with Takeda (soticlestat) Regulatory Milestones Regulatory milestones Takeda initially funding two comprehensive pivotal trials (LGS and Dravet) Commercial Milestones/Royalties Commercial sales milestones post approval Tiered double-digit royalties up to 20% on global soticlestat sales (all indications) Upfront Payment Received $196M at closing (1Q ’21) All financial obligations to Takeda are terminated Potential Non-Dilutive Cash Stream to Fund Pipeline Development Zero Financial Obligations for Soticlestat Moving Forward $ $ 2021 Est. 2023/2024 Est. 2024 and later Up to $660M in Combined Regulatory and Commercial Milestones

2021 Strategic Priorities and Execution ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 6 May 2021 Accelerate pre-clinical assets and anticipate filing three INDs from 2022 to 2025 Enhance pipeline and capabilities with BD IMPLEMENTATION STEPS Advance next-generation neuroscience pipeline Comprehensive and disciplined approach to access: Leading technologies to accelerate programs  Later stage gene therapy programs with: targets with differentiated MOAs impact underlying disease pathology 1 2

Focus on ecosystem of rare neurological diseases with high unmet need Develop novel first-in-class / best-in-class therapeutics Create a customized disease approach leveraging deep understanding of underlying pathology Collaborate with the patient community, KOLs, and other external innovators to accelerate development ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 7 January 2021 May 2021 Advance Next-Generation Neuroscience Pipeline STRATEGY PROGRAMS Anticipate filing three INDs in three years, beginning 1H 2022 1

OV329: Highly Potent Inhibitor of GABA Aminotransferase

Ovid THERAPEUTICS BOLDMEDICINE

Asset overview
OV329

- **Mechanism:** Highly potent GABA aminotransferase (GABA-AT) oral small molecule inhibitor
- **Development status:** IND enabling studies are underway, IND expected 1H 2022

Indication(s) overview	
Refractory epilepsies	
Tuberous sclerosis complex	• 1 in 6K individuals (~50K patients in U.S.); epilepsy present in ~85% of TSC patients • Current treatment options include vigabatrin, everolimus, and surgery • **Significant unmet need:** Most patients resistant to current therapy
Infantile spasms	• 2-3.5 cases per 10K births in U.S. • Current treatment options include ACTH and vigabatrin • **Significant unmet need:** Significant side effects associated with standard of care

Opportunity and OV329

- **Opportunity:** Create a superior product based on a validated mechanism
- **OV329:** Potential best-in-class

* Source: Tuberous Sclerosis Alliance; Pellock JM, et al. Epilepsia (2010)

May 2021
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OV329 Appears Active in Models of Drug-Resistant Seizures ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 9 May 18, 2021 May 2021 NMDA Model described by Shi et al., 2014 (PMID 26600368) Orally delivered OV329 as effective as injectable SOC in infantile spasms model

OV882: Potential Disease-Modifying Genetic Therapy for Angelman Syndrome (AS)

Asset overview

OV882

- **Mechanism:** Short hairpin RNA that interacts with non-coding RNA to inhibit the silencing of paternal UBE3A gene
- **Development status:** POC* activity confirmed in vitro; currently undergoing pre-clinical validation
- In collaboration with Connecticut Autism Language Lab under Associate Professor Stormy Chamberlain

UCONN HEALTH

Indication overview

Angelman syndrome

- Affects 1 in 15K individuals
- Characterized by developmental delay, ataxia, sleep disorder, seizures, and speech impairments
- Current treatment options are symptomatic (e.g., anti-seizure)
- **Significant unmet need:** No specific treatments available which target the neuropathophysiology of Angelman syndrome
  - ASOs** are being investigated by others; approach may have challenges

Opportunity and OV882

- **Opportunity:** Create potential disease modifying treatment for high unmet need indication
- **OV882:** Targets the mechanism of silencing without affecting the gene, minimizes off-target effects, and potentially increases treatment duration compared to ASOs

Source: Foundation for Angelman Syndrome Therapeutics (FAST)
* Proof of Concept (POC), ** Antisense oligonucleotides

May 2021
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OV882 Approach to the Treatment of Angelman Syndrome

RNAI APPROACHES TO TREATING ANGELMAN SYNDROME

DISEASE STATE


SNURF-SNRPN
UBE3A-ATS
UBE3A
PAT
MAT

ASO APPROACH


ASOs
SNURF-SNRPN
UBE3A-ATS
UBE3A
PAT

OV882 shRNA APPROACH


shRNA
SNURF-SNRPN
UBE3A-ATS
UBE3A
PAT

DESCRIPTION OF APPROACH BENEFITS AND DRAWBACKS

- Angelman syndrome is caused by a mutation in the maternal copy of the UBE3A gene and silencing of the paternal copy
- Silencing is mediated by a non-coding RNA sequence whose expression blocks transcription of the paternal UBE3A gene

− Mechanism may cause undesirable off-target effects
− Requires redosing on approximately quarterly timescale
− Requires chemical modification of ASO

\+ Exclusively silences UBE3A-ATS and unsilences UBE3A
\+ Minimizes off-target effects
\+ Potential for longer lasting effects

May 2021
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OV882 Appears Active in AS Neuron Cell Model ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 12 May 18, 2021 May 2021 SCRAM shRNA OV882 UBE3A-ATS UBE3A mRNA Relative RNA Expression shRNA-OV882 Effects on UBE3A-Antisense and UBE3A Expression (iPSC-AS neurons) OV882 demonstrates activity in AS neuronal cell system: >2x increase in UBE3A mRNA expression when compared to SCRAM control Reduction in UBE3A-ATS expression further demonstrates the potential mechanism and efficacy of OV882

OV815: Potential Advanced Genetic Therapy for KAND and Other KIF-associated Diseases

Asset overview
OV815

- **Mechanism:** Genetic/molecular approach targeting KIF1A
- **Development status:** Currently in screening stage for aptamer and gene silencing technologies
- In collaboration with Columbia | Columbia University Irving Medical Center

Indication overview
KAND*

- ~200** patients worldwide with documented diagnoses; total number of affected patients likely in the thousands

Broader kinesin superfamily opportunity

- Symptoms associated with KAND include hereditary spastic paraplegia, ataxia, epilepsy, hypotonia, autism, and ADHD
- Current treatment options are symptomatic
- **Significant unmet need:** No specific treatments available

Opportunity and OV815

- **Opportunity:** Leverage knowledge gained from KIF1A to access the broader kinesin superfamily associated diseases

Notes: * KIF1A-Associated Neurological Disorder
Source: **KIF1A.org

May 2021
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OV815 Has Potential For Broader Applicability Within the Kinesin Superfamily

KIF1A (Kinesin 3 Family Member)



Dimeric state
Dimeric Kinesin-3 (active)
Monomeric Kinesin-3 (inactive)
Motor
CC2
FHA
Hand-over-hand
+ end
Diffusive
Monomeric State
Motor
Microtubule

Source: Al-Bassam_2018_Malleable folding of coiled-coils regulates

Impact of KIF1A on neurotransmission

- KIF1A is a motor protein that transports cargo for neurons
- **Disruption of cargo transport impacts neurotransmission** and leads to progressive neurologic deficits

Initial opportunity

KAND

Additional opportunities in kinesin superfamily

May 2021
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Targeting CNS Technology and Genetic Therapies 15 ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Neuroscience Rare neurological, neurometabolic, ophthalmic disorders Actionable assets near IND or later Complementary to existing pipeline and strategy Leverage core capabilities in rare CNS diseases Best- or first-in-class therapies Disease modifying therapy / potential to establish new standard of care CNS therapeutic enabling Supports company therapeutic area focus on genetic medicine Blood-brain barrier assays / delivery systems BBB assays: assess penetration, evaluate targeting, and test in vitro Delivery systems: minimize immunogenicity, enable precision targeting, and address manufacturing issues Proprietary and differentiated Strong IP position Unique delivery system or differentiated technology May 2021 Clinical Assets Technologies 1. Disciplined and strategic approach assessing novel assets and technologies 3. Leverages our capabilities 2. Complements programs and strategy to existing pipeline 2

 Strong Balance Sheet Supports Strategy ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 16 May 18, 2021 May 2021 Strong balance sheet: $233M in cash and cash equivalents as of 3/31/21 No further financial obligations for soticlestat, significant downstream economics if soticlestat is approved Expected 2Q 2021 - 4Q 2021 quarterly Op Ex of $8M-$10M (excluding non-cash and non-recurring expenses) 69M shares of common stock outstanding (as of 5/6/21, on an as if converted basis) As of 12-31-20

©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 17 Jeremy Levin DPhil, MB Bchir Chairman, CEO Amit Rakhit MD, MBA President, CMO Jason Tardio MBA Chief Commercial Officer Jeffrey Rona Chief Business Officer Thomas Perone JD, MBA GC, Corporate Secretary, and CCO Leadership Team With Required Track Record Deep experience across R&D continuum, BD, IND filings, approvals and launches May 2021 Claude Nicaise MD Head, Rare Disease Strategy

Thank you May 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 18 January 2021 May 2021